EXHIBIT 32.1
CERTIFICATE OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Selwyn Joffe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Selwyn Joffe
Selwyn Joffe
Chief Executive Officer October 17, 2007

     In connection with the Quarterly Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mervyn McCulloch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mervyn McCulloch
Mervyn McCulloch
Chief Financial Officer October 17, 2007

     The foregoing certifications are being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q/A. A signed original of each of these statements has been provided to Motorcar Parts of America, Inc. and will be retained by Motorcar Parts of America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.